SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2012

Bioflamex Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53712	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Christiansvej 28, 2920 Charlottenlund, Denmark	__________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-233-1310

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On July 16, 2012, Bioflamex Corporation, a Nevada corporation (the “Company”), executed an Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and its wholly owned subsidiary, Bioflamex Merger Sub, Inc., a Nevada corporation (“Subsidiary”) on the one hand, and Terra Asset Management, Inc., a Delaware corporation (“TAM”), on the other hand. Pursuant to the Merger Agreement, on the effective date, TAM will merge with Subsidiary, with Subsidiary surviving the merger and TAM ceasing to exist (the “Merger”). The effective date of the Merger is when we file articles of merger for the Subsidiary and TAM in Nevada and Delaware, respectively.

In addition, pursuant to the terms and conditions of the Merger Agreement:

▪	The Company will became the holder of all of the issued and outstanding shares of capital stock of TAM, resulting in a parent/subsidiary relationship between the Company and TAM.

▪	The shareholders of TAM will convert their outstanding shares into the right to receive 291,927,665 shares of the Company’s common stock (the “Merger Shares”).

▪	Within 30 days of the effective date of the Merger, Kristian Schiørring and Henrik Dahlerup, our prior officers and directors, shall execute minimum 180 days employment agreements with a to be formed subsidiary of Bioflamex, other than the Subsidiary. The existing employment agreements and any other compensation or benefit agreements between the Company and Messrs. Schiørring and Dahlerup shall terminate as of the effective date of the Merger.

▪	On the effective date of the Merger, Kenneth D. Bland and Wade Clark will be appointed to the Board of Directors of the Company, and immediately thereafter, all of the members of the the Company’s Board of Directors serving before the date of the Merger will resign. Further, the Board of Directors will elect Kenneth D. Bland as President of the Company, and all of the other officers of Bioflamex other than Kenneth D. Bland will resign on the effective date of the Merger.

▪	Management of TAM and the new Company subsidiary shall determine strategy and plans for the subsidiary for the first 12 months, and set and implement an operational cost budget as per the submitted budget estimate (plus/minus 10%), within 30 days following the effective date of the Merger. The cost budget shall be financed by TAM, and the subsidiary shall perform monthly cost and sales bookkeeping and reporting to TAM.

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▪	As additional consideration for the Merger, the following shall occur:

o	USD $50,000.00 will be paid to Kristian Schiørring within 30 days following the effective date of the Merger.

o	USD $50,000.00 will be paid to Henrik Dahlerup within 30 days following the effective date of the Merger.

o	USD $50,000.00 will be paid to Kristian Schiørring within 60 days following the effective date of the Merger.

o	USD $50,000.00 will be paid to Henrik Dahlerup within 60 days following the effective date of the Merger.

▪	Before the Merger, Kristian Schiørring owned 43,428,334 shares of the Company’s common stock. At the effective date of the Merger, 23,468,334 of the shares of the Company’s common stock owned by Kristian Schiørring will be cancelled, so that following the effective date of the Merger, Kristian Schiørring will own 19,960,000 shares of the Company’s common stock.

▪	Before the Merger, Henrik Dahlerup owned 43,428,334 shares of the Company’s common stock. At the effective date of the Merger, 23,468,334 of the shares of the Company’s common stock owned by Henrik Dahlerup will be cancelled, so that following the effective date of the Merger, Henrik Dahlerup will own 19,960,000 shares of the Company’s common stock.

▪	Following the effective date of the Merger, the Company shall create a preferred class of shares (the “Bioflamex Preferred Stock”) which will provide among other things that the voting rights of each share of the preferred stock shall equal 10 shares of the Company’s common stock. Shareholders of TAM shall own 50,000,000 shares of Bioflamex Preferred Stock.

Each of the parties to the Merger Agreement provided customary representations and warranties and closing conditions.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 1.02. Termination of a Material Definitive Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the termination of material definitive agreements is incorporated by reference into this Item 1.02.

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SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

The Merger Shares were issue in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to a change in control of the Company is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the appointment of directors, election of officers, departure of officers and directors, and certain compensatory arrangements is incorporated by reference into this Item 5.02.

Wade Clark. Mr. Clark has served as a CEO of multiple companies over the past 13 years. Mr. Clark served as the CEO of Terra Telecom for 3 years. Prior to joining Terra Telecom, Mr. Clark was the founder of AEON Technologies. Mr. Clark brings ten years of experience as a CEO and owner of AEON Technologies. In that short timeframe, he established AEON Technologies as one of the elite microwave vendors throughout the U.S. During his tenure at AEON, Mr. Clark was able to orchestrate a sale of AEON Technologies to a public holding company and became the CEO of four of the wholly owned subsidiaries for the public holding company.

Kenneth D. Bland. Mr. Bland is a wireless carrier industry leader with two decades of experience. His progressive responsibilities include accountability for profit and loss, recruiting and retaining talented executive and key personnel, managing the day to day operations of fiscally responsible, efficient organizations, innovative product development, and forming strategic partnerships.

With a combination of technical acumen and business achievement, Mr. Bland is leading a convergence of companies in providing wireless carrier, 700 MHz broadband, and next generation wireless technologies to where they are most needed.

A resident of New Jersey for his adult life, Mr. Bland graduated from Rutgers University and lives in Edison with his family.

There are no family relationships among any of our current or former directors or executive officers.

Our newly-appointed officer and directors have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated July 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioflamex Corporation.

By: / s/ Kristian Schiørring

Kristian Schiørring

President

Date: July 23, 2012

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